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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 20, 2006


           UNIVERSAL PROPERTY DEVELOPMENT AND ACQUISITION CORPORATION
           ----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                       000-25416                  20-3014499
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 (State of Incorporation)       Commission File No.)          (I.R.S. Employer
                                                          Identification Number)


                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (561) 630-2977
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              (Registrant's Telephone Number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.02   APPOINTMENT OF PRINCIPAL OFFICERS

      On January 20, 2006, Universal Property Development and Acquisition Corporation (the "Registrant"), a Nevada corporation and Mr. Steven A. Barrera entered into an Employment Agreement whereby Mr. Barrera was appointed to be the Texas Regional Manager for the Registrant. Pursuant to the terms of the Employment Agreement, Mr. Barrera will report directly to the Registrant's board of directors and he will be responsible for overseeing the operations of the Registrant, and its joint venture companies, within the State of Texas. Mr. Barrera shall devote all of his business time and attention to his obligations, duties and responsibilities under the terms of the Employment Agreement. Upon execution, the Employment Agreement became effective retroactively to January 1, 2006.

      Under the terms of the Employment Agreement, Mr. Barrera shall receive an annual salary of Sixty Thousand Dollars ($60,000) and shall be entitled to purchase restricted shares of the Registrant's common stock, pursuant to the terms of a Restricted Stock Purchase Agreement, in increments to be determined by the Registrant's board of directors. As of the date of this report, Mr. Barrera had not purchased any shares of the Registrant's common stock pursuant to the Restricted Stock Purchase Agreement. Mr. Barrera shall be reimbursed for his reasonable business expenses. The Employment Agreement has a one-year term, but shall automatically renew unless terminated at least 30 days prior to the automatic renewal date.

      The foregoing description of the Employment Agreement is not intended to be complete and is qualified in its entirety by the complete text of that agreement, the form of which is attached as Exhibit 10.1 to this Report.

      Prior to entering into the Employment Agreement, Mr. Barrera was a member of the Registrant's board of directors. He was considered by the Registrant to be an "independent director" as defined by various provisions of the federal securities laws and regulations. As a result of entering into the Employment Agreement, and during the term of that agreement, the Registrant will no longer consider Mr. Barrera to be an "independent director" as so defined.


SECTION 9.  FINANCIAL STATEMENT AND EXHIBITS.

(c)   Exhibits.

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit     Description
-------     -----------

10.1 Employment Agreement by and between Universal Property Development and Acquisition Corporation and Mr. Steven A. Barrera dated as of January 1, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Property Development and Acquisition Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNIVERSAL PROPERTY DEVELOPMENT
                                   AND ACQUISITION CORPORATION

                                   By: /s/ Kamal Abdallah
                                       -----------------------------------------
                                       Kamal Abdallah
                                       President and Principal Executive Officer


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                                  EXHIBIT INDEX

The following Exhibits are filed herewith:


Exhibit     Description
-------     -----------

10.1 Employment Agreement by and between Universal Property Development and Acquisition Corporation and Mr. Steven A. Barrera dated as of January 1, 2006.